                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                          Date of Report: May 31, 2000


                        FEDERATED DEPARTMENT STORES, INC.

                   151 West 34th St., New York, New York 10001
                                 (212) 494-1602

                                      -and-

                  7 West Seventh Street, Cincinnati, Ohio 45202
                                 (513) 579-7000




              Delaware                     1-13536                13-3324058
--------------------------------------------------------------------------------
       (State of Incorporation)     (Commission File No.)       (IRS Id. No.)



                             Exhibit Index on Page 4


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ITEM 5.  OTHER EVENTS.

                  This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Underwriting Agreement, dated as of May 31, 2000, between Federated and the underwriters named therein and the form of Fourth Supplemental Trust Indenture, contemplated to be entered into between Federated and Citibank, N.A., as Trustee, in connection with the proposed sale by Federated of $350,000,000 aggregate principal amount of its 8 1/2% Senior Notes due 2010.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following exhibits are filed herewith:

1. Underwriting Agreement, dated as of May 31, 2000, between Federated Department Stores, Inc. and the underwriters named therein.

4. Form of Fourth Supplemental Trust Indenture, between Federated Department Stores, Inc. and Citibank, N.A., as Trustee.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FEDERATED DEPARTMENT STORES, INC.



Date: June 5, 2000                     By:     /s/ Dennis J. Broderick
                                               ---------------------------------
                                               Dennis J. Broderick
                                               Senior Vice President,
                                               General Counsel and Secretary


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                                  EXHIBIT INDEX



Exhibit
Number                             Description
-------                            -----------
1.       Underwriting Agreement, dated as of May 31, 2000, between Federated
         Department Stores, Inc. and the underwriters named therein.

4.       Form of Fourth Supplemental Trust Indenture, between Federated
         Department Stores, Inc. and Citibank, N.A., as Trustee.